Mercury U.S. Small Cap Growth Fund

              Supplement dated July 30, 2002 to the Prospectus and Statement of Additional Information dated September 7, 2001.

Effective July 31, 2002, Mercury U.S. Small Cap Growth Fund will, under normal circumstances, invest at least 80% of its net assets in equity securities or instruments of small cap companies and invest at least 80% of its net assets in equity securities located in the U.S. In addition, effective July 31, 2002, the definition of "small cap companies" will be changed from a fixed dollar amount to the following flexible definition -

SMALL CAP COMPANIES - for the Fund, small cap companies typically have a total market capitalization, at the time of initial purchase, that is below the maximum market capitalization, over a 24-month rolling time period, of companies included in the Russell 2000 Stock Index, a widely known small cap benchmark. This market capitalization is updated monthly. The size of companies in the Russell 2000 Stock Index changes with market conditions and components of the index. The Fund may change the maximum market capitalization to include companies outside the rolling 24-month period categorization if circumstances so dictate.

Code #MF-19072-0901ALL
Code #19073-0901ALL